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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 26, 2005

                                GSI LUMONICS INC.
             (Exact name of registrant as specified in its charter)

                              New Brunswick, Canada
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                 (State or other jurisdiction of incorporation)

                   000-25705                    98-0110412
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          (Commission File Number) (I.R.S. Employer Identification No.)
                 39 Manning Road, Billerica, Massachusetts 01821
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          (Address of principal executive offices, including zip code)
                                 (978) 439-5511
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              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 220.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
             DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

             All of the directors of GSI Lumonics Inc. ("Company") are elected by the shareholders at the annual general meeting and serve until the next annual meeting or until a successor is appointed or upon his/her earlier death, resignation or removal prior to the next annual meeting. Mr. Paul Ferrari, Chairman of the Board of Directors of the Company, decided to retire and did not stand for reelection at the Annual and Special Meeting of Shareholders of the Company held on May 26, 2005.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

       (a)  Financial Statements of Businesses Acquired.

            Not required.

       (b)  Pro Forma Financial Information.

            Not required.

       (c)  Exhibits.

            Not required.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GSI LUMONICS INC.
                                            (Registrant)


Date:  June 2, 2005                         By:    /s/  Tamblyn Ghanem
                                                --------------------------------
                                                Tamblyn Ghanem
                                                Corporate Counsel and Assistant
                                                Secretary